                                                                  EXHIBIT 4.10


                         GUARANTEE ASSUMPTION AGREEMENT

          GUARANTEE ASSUMPTION AGREEMENT (this "AGREEMENT") dated as of July 1, 2001 by United Stationers Technology Services LLC, an Illinois limited liability company (the "ADDITIONAL SUBSIDIARY GUARANTOR"), in favor of The Chase Manhattan Bank, as administrative agent for the lenders or other financial institutions or entities party as "Lenders" to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

          United Stationers Supply Co., United Stationers Inc., the lenders party thereto and the Administrative Agent, are parties to the Third Amended and Restated Credit Agreement dated as of June 29, 2000 (as modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit agreement are used herein with the same meanings.

          Pursuant to Section 9.21(a) of the Credit Agreement, the Additional Subsidiary Guarantor hereby agrees to become a "Subsidiary Guarantor" for all purposes of the Credit Agreement, and a "Subsidiary Guarantor" and an "Issuer" for all purposes of the Subsidiary Guarantee and Security Agreement (and hereby supplements Annexes 1 through 6 to said Subsidiary Guarantee and Security Agreement as specified in Appendix A). Without limiting the foregoing, the Additional Subsidiary Guarantor hereby, jointly and severally with the other Subsidiary Guarantors, guarantees to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations (as defined in Section 3.01 of the Subsidiary Guarantee and Security Agreement) in the same manner and to the same extent as is provided in Section 3 of the Subsidiary Guarantee and Security Agreement. In addition, the Additional Subsidiary Guarantor hereby makes the representations and warranties set forth in Section 2 of the Subsidiary Guarantee and Security Agreement, with respect to itself and its obligations under this Agreement, as if each reference in such Sections to the Credit Documents included reference to this Agreement.

          The Additional Subsidiary Guarantor hereby instructs its counsel to deliver the opinions referred to in Section 9.21(a) of the Credit Agreement to the Lenders and the Administrative Agent.

          IN WITNESS WHEREOF, the Additional Subsidiary Guarantor has caused this Guarantee Assumption Agreement to be duly executed and delivered as of the day and year first above written.

                                 UNITED STATIONERS TECHNOLOGY
                                 SERVICES LLC


                                 By:
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------

Accepted and agreed:

THE CHASE MANHATTAN BANK,
  as Administrative Agent

By
  ----------------------
  Title:

                                                                      Appendix A

                  SUPPLEMENT TO ANNEX 1 OF SUBSIDIARY GUARANTEE
                             AND SECURITY AGREEMENT

                                  PLEDGED STOCK

                                      None

                  SUPPLEMENT TO ANNEX 2 OF SUBSIDIARY GUARANTEE
                             AND SECURITY AGREEMENT

                   LIST OF COPYRIGHTS, COPYRIGHT REGISTRATIONS
                                       AND
                    APPLICATIONS FOR COPYRIGHT REGISTRATIONS

                              [See Section 2.04(d)]

                                      NONE

                  SUPPLEMENT TO ANNEX 3 OF SUBSIDIARY GUARANTEE
                             AND SECURITY AGREEMENT

                     LIST OF PATENTS AND PATENT APPLICATION

                              [See Section 2.04(d)]

                                      NONE

                  SUPPLEMENT TO ANNEX 4 OF SUBSIDIARY GUARANTEE
                             AND SECURITY AGREEMENT

                  LIST OF TRADENAMES, TRADEMARKS, SERVICE MARKS
                                       AND
            APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATION

                              [See Section 2.04(d)]

                                      NONE

                  SUPPLEMENT TO ANNEX 5 OF SUBSIDIARY GUARANTEE
                             AND SECURITY AGREEMENT

                LIST OF CONTRACTS, LICENSES AND OTHER AGREEMENTS

                       [See Section 2.04(d), (e) and (f)]

                              See attached document

                  SUPPLEMENT TO ANNEX 6 OF SUBSIDIARY GUARANTEE
                             AND SECURITY AGREEMENT

                                LIST OF LOCATIONS

                               [SEE SECTION 6.07]

CHIEF EXECUTIVE OFFICE:
2200 East Golf Road
Des Plaines, Illinois  60016

OTHER LOCATIONS:
2001 Rand Road
Des Plaines, Illinois  60016

1661 Feehanville Road
Mt. Prospect, Illinois 60056

                         GUARANTEE ASSUMPTION AGREEMENT

          GUARANTEE ASSUMPTION AGREEMENT (this "AGREEMENT") dated as of May 1, 2001 by United Stationers Financial Services LLC, an Illinois limited liability company (the "ADDITIONAL SUBSIDIARY GUARANTOR"), in favor of The Chase Manhattan Bank, as administrative agent for the lenders or other financial institutions or entities party as "Lenders" to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

          United Stationers Supply Co., United Stationers Inc., the lenders party thereto and the Administrative Agent, are parties to the Third Amended and Restated Credit Agreement dated as of June 29, 2000 (as modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings.

          Pursuant to Section 9.21(a) of the Credit Agreement, the Additional Subsidiary Guarantor hereby agrees to become a "Subsidiary Guarantor" for all purposes of the Credit Agreement, and a "Subsidiary Guarantor" and an "Issuer" for all purposes of the Subsidiary Guarantee and Security Agreement (and hereby supplements Annexes 1 through 6 to said Subsidiary Guarantee and Security Agreement as specified in Appendix A). Without limiting the foregoing, the Additional Subsidiary Guarantor hereby, jointly and severally with the other Subsidiary Guarantors, guarantees to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations (as defined in Section 3.01 of the Subsidiary Guarantee and Security Agreement) in the same manner and to the same extent as is provided in Section 3 of the Subsidiary Guarantee and Security Agreement. In addition, the Additional Subsidiary Guarantor hereby makes the representations and warranties set forth in Section 2 of the Subsidiary Guarantee and Security Agreement, with respect to itself and its obligations under this Agreement, as if each reference in such Sections to the Credit Documents included reference to this Agreement.

          The Additional Subsidiary Guarantor hereby instructs its counsel to deliver the opinions referred to in Section 9.21(a) of the Credit Agreement to the Lenders and the Administrative Agent.

          IN WITNESS WHEREOF, the Additional Subsidiary Guarantor has caused this Guarantee Assumption Agreement to be duly executed and delivered as of the day and year first above written.

                                  UNITED STATIONERS FINANCIAL
                                  SERVICES LLC


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

Accepted and agreed:

THE CHASE MANHATTAN BANK,
  as Administrative Agent

By
  -----------------------
  Title:

                                                                      Appendix A

                  SUPPLEMENT TO ANNEX 1 OF SUBSIDIARY GUARANTEE
                             AND SECURITY AGREEMENT

                                  PLEDGED STOCK

                          [See Section 2.04(b) and (c)]

--------------------------------------------------------------------------------
Issuer   Certificate     Record or        Number of Shares   Par Value  Class
           Number     Beneficial Owner
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      None

                  SUPPLEMENT TO ANNEX 2 OF SUBSIDIARY GUARANTEE
                             AND SECURITY AGREEMENT

                   LIST OF COPYRIGHTS, COPYRIGHT REGISTRATIONS
                                       AND
                    APPLICATIONS FOR COPYRIGHT REGISTRATIONS

                              [See Section 2.04(d)]

                                      None

                  SUPPLEMENT TO ANNEX 3 OF SUBSIDIARY GUARANTEE
                             AND SECURITY AGREEMENT

                     LIST OF PATENTS AND PATENT APPLICATION

                              [See Section 2.04(d)]

                                      None

                  SUPPLEMENT TO ANNEX 4 OF SUBSIDIARY GUARANTEE
                             AND SECURITY AGREEMENT

                  LIST OF TRADENAMES, TRADEMARKS, SERVICE MARKS
                                       AND
            APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATION

                              [See Section 2.04(d)]

                                      None

                  SUPPLEMENT TO ANNEX 5 OF SUBSIDIARY GUARANTEE
                             AND SECURITY AGREEMENT

                LIST OF CONTRACTS, LICENSES AND OTHER AGREEMENTS

                       [See Section 2.04(d), (e) and (f)]

                                      None

                  SUPPLEMENT TO ANNEX 6 OF SUBSIDIARY GUARANTEE
                             AND SECURITY AGREEMENT

                                LIST OF LOCATIONS

                               [SEE SECTION 6.07]

2001 Rand Road
Des Plaines, Illinois  60016